UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 26, 2008

____________________________

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

333-1364363	848 N. Rainbow Blvd #2494, Las Vegas, Nevada 89107	98-0493698
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(603)727-8613

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement.

Acquisition Agreement

On September 25, 2008, Diagnostic Imaging International Corp.(“DIIG”), entered into an acquisition agreement with Canadian Teleradiology Services (“CTS”), whereby DIIG intends to acquire all of the outstanding shares of CTS. CTS, upon acquisition, will be held as a wholly owned subsidiary.  CTS is organized under the laws of the Province of Ontario, Canada.

The acquisition agreement includes the following terms.  All the outstanding shares of CTS will be acquired for a cash purchase price of CDN$400,000, and an earn-out for the selling shareholders aggregating 3,000,000 shares of common stock of DIIG.  The earn-out will be paid pro rata to the selling shareholders, over three years, at the rate of 1,000,000 shares per year, based on the revenues of CTS remaining at or above 90% of the 2007 revenues of CTS during each of the subsequent fiscal years 2009, 2010 and 2011, on an all or none basis per year.  The shares will be issued on a restricted stock basis, and do not have registration rights.   As a condition to closing, CTS will reduce its current debt to not more than CDN$200,000 as of the closing date.  The acquisition agreement contains typical representations and warranties by CTS about its business, operations and financial condition, which must be true and correct as of the signing and closing. The current principal management person of CTS will continue to be employed by CTS for one year after completion of the acquisition to assist DIIG management with the ownership transition and post-acquisition operations of CTS, under an employment contract that will provide for an annual salary of CDN$150,000.

The acquisition also is contingent on DIIG obtaining financing for the cash purchase price on such terms as it determines in its sole discretion and DIIG completing to its sole satisfaction a due diligence review of CTS.  DIIG has 60 days to obtain the financing and complete its due diligence.

If all the conditions to closing are satisfied, including the financing and due diligence review, the anticipated closing date is December 2, 2008.

About Canadian Teleradiology Services

CTS provides remote teleradiology services to hospitals and clinics located and operating in Canada and the United States.

CTS obtains MRI and CT scans from the hospitals and clinics, and then it transmits them to its approved radiologists, who are typically located in larger urban medical centers.  The radiologists will then read them and prepare their medical report on the scans which are transmitted back to the hospital and clinics through CTS. The benefit of the CTS system of services is to allow the local hospital or clinic access to radiologists without having to bear the expense of an expensive staff member or having staff members in the radiology department being underutilized. This service system also helps hospitals and clinics in remote locations where it is difficult to hire skilled radiologists to be able to access skilled radiology staff who are highly credentialed and have wide experience.

CTS has been providing teleradiology services to Bluewater Health of Sarnia, Ontario Canada (“BWH”) for the past two years, and recently was approved for a five year extension of its current service contract.  The contract covers four public hospitals.  Under the service contract, CTS will provide remote reading and reporting covering modalities such as MR, CT, X-RAY and ULTRASOUND.

CTS is now offering similar services to other public hospitals in South Western Ontario which include:

•

Full PACS networking and compatibility

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Canadian Certified radiologists based in Canada

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24h turnaround on non-emergency reports

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1h turnaround on emergency verbal STAT reports

•

References from client public hospitals on request

CTS gross revenues were in excess of CDN$870,000 in 2007.

MRI Technology

Magnetic Resonance Imaging is an investigative procedure to detect structural or anatomical problems inside the body without the need for exploratory surgery or more complex invasive tests. MRI scanning is a painless way to “see” through bones.

MRI can be used to detect problems in almost any area – head, brain, eyes, ears, neck, chest, abdomen, pelvis, spine and limbs. It is particularly useful for detecting nerve root compression (pinched, trapped nerves) in the spine by a slipped disc and is also commonly used to assess major joints (knees and ankles – torn ligaments, meniscus injuries).

MRI has found wide applications in many branches of medicine. Neurology, cardiology, orthopedics, urology and general surgery all use MRI for making and confirming diagnosis. MRI can also be used in angiography studies without the need for contrast. MRI scans produce detailed pictures of soft body tissue and organs without using ionizing radiation, making early detection of cancers, neurological and musculoskeletal diseases possible.

CT Technology

Also know as CAT scan or Computerized Axial Tomography, patients find this type of scan less claustrophobic than an MRI scan as the tunnel on a CT machine is much shorter than the tunnel on an MRI scanner.

Computed Tomography scans are a three dimensional “window” into the body through which doctors can see brain, spine, joint and internal organs.

A CT scan consists of a highly sensitive X-ray beam that is focused on a special plane of the body. As this beam passes through the body, it is picked up by a detector, which feeds the information it receives into a computer. The computer analyzes the information on the basis of tissue density.

CT scans are preferred where bone details are of paramount importance (long bones, spine, skull) whereas MRI’s produce much better soft tissue detail (brain, spinal cord, etc).

Item 9.01  Financial Statements and Exhibits

a)  Financial Statements

None required

b)  Pro Form Financial Information

None required

c)  Shell Company Transactions

Not applicable

d)  Exhibits

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Diagnostic Imaging International Corp.
(Registrant)

Date:  September 26, 2008

By:

/s/ Richard Jagodnik

Richard Jagodnik, Chief Executive Officer

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